DREYFUS PREMIER NEXTECH FUND

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166

Dear Shareholder:

           As a shareholder of Dreyfus Premier NexTech Fund (the "Fund") you are being asked to vote on an Agreement and Plan of Reorganization for the Fund to transfer all of the Fund's assets attributable to its Class A, Class B, Class C and Class T shares in a tax-free reorganization to Dreyfus Premier Technology Growth Fund (the "Acquiring Fund"), in exchange for Class A, Class B, Class C and Class T shares, respectively, of the Acquiring Fund. If the Agreement and Plan of Reorganization is approved and consummated for the Fund, you would no longer be a shareholder of the Fund, but would become a shareholder of the Acquiring Fund, which has the same investment objective and substantially similar management policies as the Fund. The Fund is a series of Dreyfus Premier Opportunity Funds (the "Company") and the Acquiring Fund is a series of Dreyfus Growth and Value Funds, Inc.

           Both funds invest at least 80% of their assets in stocks in the technology sector. The Fund focuses on new, emerging technologies and companies, while the Acquiring Fund focuses on more established technologies and companies. The technology sector has experienced extraordinary volatility since the Fund's inception in June 2000. Management believes that the technology sector, particularly for new and emerging technologies, has changed dramatically since that time and that the reorganization of the Fund would permit shareholders to pursue similar investment goals in a larger combined fund that focuses investments in the sector on more established companies and technologies.

           After careful review, the Company's Board of Trustees has unanimously approved the proposed reorganization. The Trustees of the Company believe that the proposal set forth in the notice of meeting for the Fund is important and recommend that you read the enclosed materials carefully and then vote for the proposal.

           Remember, your vote is extremely important, no matter how large or small your Fund holdings. By voting now, you can help avoid additional costs that are incurred with follow-up letters and calls.

           To vote, you may use any of the following methods:

•	By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.

•	By Internet. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.

•	By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.

           Further information about the transaction is contained in the enclosed materials, which you should review carefully before you vote. If you have any questions after considering the enclosed materials, please call 1-800-554-4611.

Sincerely, Steven F. Newman Secretary

July 14, 2003

TRANSFER OF THE ASSETS OF
DREYFUS PREMIER NEXTECH FUND
TO AND IN EXCHANGE FOR SHARES OF
DREYFUS PREMIER TECHNOLOGY GROWTH FUND

QUESTIONS AND ANSWERS

The enclosed materials include a Prospectus/Proxy Statement containing information you need to make an informed decision. However, we thought it also would be helpful to begin by answering some of the important questions you might have about the proposed reorganization.

WHAT WILL HAPPEN TO MY FUND INVESTMENT IF THE PROPOSED REORGANIZATION IS APPROVED?

You will become a shareholder of Dreyfus Premier Technology Growth Fund (the "Acquiring Fund") on or about September 26, 2003 (the "Closing Date") and will no longer be a shareholder of the Fund. The Fund will then cease operations pursuant to the proposed reorganization. You will receive Class A, Class B, Class C or Class T shares of the Acquiring Fund corresponding to your Class A, Class B, Class C or Class T shares of the Fund with a value equal to the value of your investment in the Fund as of the Closing Date.

WHAT ARE THE BENEFITS OF THIS REORGANIZATION FOR ME?

The Board believes that the reorganization will permit Fund shareholders to pursue similar investment goals in a larger combined fund that focuses investments in the technology sector on more established companies and technologies. The larger combined fund also typically should have a lower expense ratio than the Fund.

DO THE FUNDS HAVE SIMILAR INVESTMENT GOALS AND STRATEGIES?

Both the Fund and the Acquiring Fund seek capital appreciation. The investment policies, practices and limitations of each fund (and the related risks) are similar, but not identical. Each fund normally invests at least 80% of its assets in the stocks of growth companies in the technology sector. The Fund focuses on new, emerging technologies and companies. The Acquiring Fund focuses on more established technologies and companies. The Dreyfus Corporation is the investment adviser for each fund. Mark Herskovitz is the primary portfolio manager of each fund. For additional information regarding the differences between the funds, please refer to the enclosed Prospectus/Proxy Statement.

WHAT ARE THE TAX CONSEQUENCES OF THIS PROPOSED REORGANIZATION?

The proposed fund reorganization, if approved by Fund shareholders, will not be a taxable event for federal income tax purposes. Shareholders will not realize any capital gain or loss as a direct result of the proposed reorganization. The Fund will distribute any undistributed net investment income and net realized capital gains prior to the reorganization.

WILL I ENJOY THE SAME PRIVILEGES AS A SHAREHOLDER OF THE ACQUIRING FUND THAT I CURRENTLY HAVE AS A SHAREHOLDER OF THE FUND?

Yes. You will continue to enjoy the same shareholder privileges such as the Fund Exchanges service, Dreyfus TeleTransfer Privilege, Dreyfus-Automatic Asset Builder(R), Dreyfus Payroll Savings Plan, Dreyfus Government Direct Deposit Privilege, Dreyfus Dividend Options, Dreyfus Auto-Exchange Privilege and Dreyfus Automatic Withdrawal Plan.

WILL I BE CHARGED A SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE ("CDSC") AT THE TIME OF THE REORGANIZATION?

No. No sales charge or CDSC will be imposed at the time of the transaction, although any subsequent investment in the Acquiring Fund will be subject to any applicable sales charges and any redemption of Class B or Class C shares (or Class A or Class T shares subject to a CDSC) of the Acquiring Fund will be subject to the same CDSC as redemption of Class B or Class C shares (or Class A or Class T shares subject to a CDSC) of the Fund (calculated from the date of original purchase of Fund shares).

WHO WILL PAY THE EXPENSES OF THE REORGANIZATION?

Because of the anticipated benefits to shareholders of each fund as a result of the reorganization, expenses relating to the proposed reorganization will be split proportionately between the funds, based on the net assets of each fund on the date of the consummation of the reorganization.

HOW DOES THE BOARD OF TRUSTEES RECOMMEND I VOTE?

The Board of Trustees of the Company recommends that you vote FOR the reorganization. The Trustees believe the reorganization is in the best interests of the Fund and its shareholders.

HOW CAN I VOTE MY SHARES?

You can vote in any one of the following ways:

•	By mail, with the enclosed proxy card and postage-paid envelope;

•	By telephone, with a toll-free call to the number listed on your proxy card;

•	Through the Internet, at the website address listed on your proxy card; or

•	In person at the meeting.

We encourage you to vote through the Internet or by telephone using the number that appears on your proxy card. These voting methods will save the funds money because they would not have to pay for return-mail postage. Whichever voting method you choose, please take the time to read the Prospectus/Proxy Statement before you vote.

Please note if you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal. Thank you in advance for your vote.

DREYFUS PREMIER NEXTECH FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders:

A Special Meeting of Shareholders of Dreyfus Premier NexTech Fund (the "Fund"), a series of Dreyfus Premier Opportunity Funds, will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, on Thursday, September 18, 2003, at 10:00 a.m., for the following purposes:

1.	To consider an Agreement and Plan of Reorganization providing for the transfer of all of the assets, subject to liabilities, of the Fund attributable to its Class A, Class B, Class C and Class T shares to Dreyfus Premier Technology Growth Fund (the "Acquiring Fund"), in exchange for the Acquiring Fund's corresponding Class A, Class B, Class C and Class T shares having an aggregate net asset value equal to the value of the Fund's assets and the assumption by the Acquiring Fund of the Fund's stated liabilities (the "Exchange"). Class A, Class B, Class C and Class T shares of the Acquiring Fund received in the Exchange will be distributed by the Fund to its Class A, Class B, Class C and Class T shareholders, respectively, in liquidation of the Fund, after which the Fund will cease operations; and

2.	To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

           Shareholders of record at the close of business on July 7, 2003 will be entitled to receive notice of and to vote at the meeting.

By Order of the Board of Trustees Steven F. Newman Secretary

New York, New York
July 14, 2003

WE NEED YOUR PROXY VOTE

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF SHAREHOLDERS WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF FUND SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE FUND, AT SHAREHOLDERS' EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD OR OTHERWISE VOTE PROMPTLY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

Transfer Of The Assets Of

Dreyfus Premier Nextech Fund
(A Series of Dreyfus Premier Opportunity Funds)

To And In Exchange For Shares Of

DREYFUS PREMIER TECHNOLOGY GROWTH FUND
(A Series of Dreyfus Growth and Value Funds, Inc.)

PROSPECTUS/PROXY STATEMENT
June 2, 2003

Special Meeting of Shareholders
To Be Held on Thursday, September 18, 2003

           This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Dreyfus Premier Opportunity Funds (the "Company") on behalf of Dreyfus Premier NexTech Fund (the "Fund") to be used at the Special Meeting of Shareholders (the "Meeting") of the Fund to be held on Thursday, September 18, 2003, at 10:00 a.m., at the offices of The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, 7th Floor, New York, New York 10166, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Shareholders of record at the close of business on July 7, 2003 are entitled to receive notice of and to vote at the Meeting.

           It is proposed that the Fund transfer all of its assets, subject to stated liabilities, attributable to its Class A, Class B, Class C and Class T shares to Dreyfus Premier Technology Growth Fund (the "Acquiring Fund"), in exchange for the Acquiring Fund's corresponding Class A, Class B, Class C and Class T shares and the assumption by the Acquiring Fund of the Fund's stated liabilities, all as more fully described in this Prospectus/Proxy Statement (the "Exchange"). Upon consummation of the Exchange, the Acquiring Fund shares received by the Fund will be distributed to Fund shareholders, with each shareholder receiving a pro rata distribution of Acquiring Fund shares (or fractions thereof) for Fund shares held prior to the Exchange. Thus, it is contemplated that each shareholder will receive for his or her Fund shares a number of Class A shares, Class B shares, Class C shares or Class T shares (or fractions thereof) of the Acquiring Fund equal in value to the aggregate net asset value of the shareholder's Fund shares as of the date of the Exchange.

           This Prospectus/Proxy Statement, which should be retained for future reference, concisely sets forth information about the Acquiring Fund that Fund shareholders should know before voting on the proposal or investing in the Acquiring Fund.

           A Statement of Additional Information ("SAI") dated June 2, 2003, relating to this Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference in its entirety. The Commission maintains a website (http://www.sec.gov) that contains the SAI, material incorporated in this Prospectus/Proxy Statement by reference, and other information regarding the Acquiring Fund and the Fund. A copy of the SAI is available without charge by calling 1-800-554-4611, or writing to the Acquiring Fund at its offices at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

Shares of the Acquiring Fund and the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investing in the Acquiring Fund, as in the Fund, involves certain risks, including the possible loss of principal.

The Securities and Exchange Commission has not approved or disapproved the Acquiring Fund's shares or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

           The Fund and the Acquiring Fund are open-end management investment companies advised by Dreyfus. The funds have the same portfolio manager and investment objectives and substantially similar management policies. However, the investment practices and limitations of each fund (and the related risks) are not identical. The substantive differences between the Fund and the Acquiring Fund are set forth in this Prospectus/Proxy Statement.

           The Acquiring Fund's Prospectus dated January 1, 2003, Annual Report for its fiscal year ended August 31, 2002 (including its audited financial statements for the fiscal year), and Semi-Annual Report for the six months ended February 28, 2003 each accompany this Prospectus/Proxy Statement. The Acquiring Fund's Prospectus and the financial statements contained in its Annual Report are incorporated into this Prospectus/Proxy Statement by reference. For a free copy of the Fund's most-recent Prospectus and Annual Report for the fiscal year ended April 30, 2003, please call your financial adviser, or call 1-800-554-4611, visit the Dreyfus.com website or write to the Fund at its offices located at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

           Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Class A, Class B, Class C and Class T shareholders will vote together on the proposal. Fund shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed form of proxy is executed and returned, it nevertheless may be revoked by giving another proxy or by letter directed to the Fund, which must indicate the shareholder's name and account number. To be effective, such revocation must be received before the Meeting. Also, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. Please note if you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal. As of June 25, 2003, the following numbers of Fund shares were issued and outstanding:

Class A Shares Outstanding 5,276,458	Class B Shares Outstanding 7,790,834	Class C Shares Outstanding 2,583,824	Class T Shares Outstanding 395,731

Proxy materials will be mailed to shareholders of record on or about July 17, 2003.

TABLE OF CONTENTS

Summary
Reasons for the Exchange
Information about the Exchange
Additional Information about the Acquiring Fund and the Fund
Voting Information
Financial Statements and Experts
Other Matters
Notice To Banks, Broker/Dealers and Voting Trustees and Their Nominees
Exhibit A: Agreement and Plan of Reorganization	4 16 16 19 19 24 24 24 A-1

APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION PROVIDING
FOR THE TRANSFER OF ALL OF THE ASSETS OF THE FUND TO THE ACQUIRING FUND

SUMMARY

           This Summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the Acquiring Fund's Prospectus, the Fund's Prospectus and the Agreement and Plan of Reorganization attached to this Prospectus/Proxy Statement as Exhibit A.

           Proposed Transaction. The Company's Board, including the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")), has approved unanimously an Agreement and Plan of Reorganization (the "Plan") for the Fund. The Plan provides that, subject to the requisite approval of the Fund's shareholders, on the date of the Exchange the Fund will assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, including all securities and cash, in exchange for Class A, Class B, Class C and Class T shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets, and the Acquiring Fund will assume the Fund's stated liabilities. The Fund will distribute all Acquiring Fund shares received by it among its shareholders so that each Class A, Class B, Class C and Class T Fund shareholder will receive a pro rata distribution of Acquiring Fund Class A, Class B, Class C and Class T shares (or fractions thereof), respectively, having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Fund shares as of the date of the Exchange. Thereafter, the Fund will be terminated as a series of the Company and cease operations.

           As a result of the Exchange, each Fund shareholder will cease to be a shareholder of the Fund and will become a shareholder of the Acquiring Fund as of the close of business on the date of the Exchange. No sales charge or contingent deferred sales charge ("CDSC") will be imposed at the time of the Exchange. Any subsequent investment in the Acquiring Fund after the Exchange will be subject to any applicable sales charges, and any redemption of Class B or Class C shares (or Class A or Class T shares subject to a CDSC) of the Acquiring Fund will be subject to the same CDSC as the redemption of Class B or Class C shares (or Class A or Class T shares subject to a CDSC) of the Fund and would be calculated from the date of original purchase of Fund shares.

           The Company's Board has concluded unanimously that the Exchange would be in the best interests of the Fund and its shareholders and the interests of the Fund's existing shareholders would not be diluted as a result of the transactions contemplated thereby. See "Reasons for the Exchange."

           Tax Consequences. As a condition to the closing of the Exchange, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, (1) no gain or loss will be recognized by the Fund's shareholders as a result of the Exchange, (2) the holding period and aggregate tax basis of Acquiring Fund shares received by a Fund shareholder will be the same as the holding period and aggregate tax basis of the shareholder's Fund shares, and (3) the holding period and tax basis of the Fund's assets transferred to the Acquiring Fund as a result of the Exchange will be the same as the holding period and tax basis of such assets held by the Fund immediately prior to the Exchange. See "Information about the Exchange—Federal Income Tax Consequences."

           Comparison of the Fund and the Acquiring Fund. The following discussion is primarily a summary of certain parts of the Fund's Prospectus and the Acquiring Fund's Prospectus. Information contained in this Prospectus/Proxy Statement is qualified by the more complete information set forth in such Prospectuses, which are incorporated herein by reference.

           Goal/Approach. The Fund and the Acquiring Fund have identical investment goals and substantially similar investment approaches. The Fund and the Acquiring Fund each seek capital appreciation. This investment objective is a fundamental policy which cannot be changed without the approval of a majority of the relevant fund's outstanding voting shares.

           To pursue this goal, the Acquiring Fund and the Fund each normally invest at least 80% of their respective assets in stocks of growth companies that Dreyfus believes are or, in the case of the Fund, have the potential to become, leading producers or beneficiaries of technological innovation. In choosing investments, the Fund looks for emerging sectors in technology and may invest in new technologies as they are discovered or introduced. The Acquiring Fund focuses on more established technologies and companies that Dreyfus believes have the financial strength required to weather the current downturn in the technology sector. Each fund looks for technology companies with the potential for strong earnings growth rates, although some of the funds' investments may be in companies that are experiencing losses.

           Each fund's stock investments include common and preferred stocks and convertible securities, including those purchased in initial public offerings ("IPOs"). The Fund and the Acquiring Fund also may invest up to 25% of their respective assets in foreign securities.

           The Fund may invest up to 10% of its assets in private equity securities, such as securities of privately owned technology companies that plan to conduct an IPO (so-called venture stage companies). As part of its investment in venture stage companies, the Fund may invest in private investment funds that invest primarily in venture stage companies. The Fund has no restrictions on the size of a company in which it can invest.

           The Acquiring Fund typically sells a stock when the portfolio manager believes there is a more attractive alternative, the stock's valuation is excessive or there are deteriorating fundamentals, such as a loss of competitive advantage, a failure in management execution or deteriorating capital structure. The Acquiring Fund also may sell stocks when the portfolio manager's evaluation of a sector has changed.

           Each of the Fund and Acquiring Fund may, but is not required to, use derivatives, such as futures and options, as a substitute for taking a position in an underlying asset, to increase returns, or as part of a hedging strategy. The Fund and the Acquiring Fund also may engage in short-selling, typically for hedging purposes, such as to limit exposure to a possible market decline in the value of the fund's portfolio securities.

           The Fund and the Acquiring Fund may engage in leverage by borrowing money to purchase securities. Each fund may borrow up to 33-1/3% of the value of its total assets.

           The Fund and Acquiring Fund may lend their respective portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Loans of portfolio securities may not exceed 33-1/3% of the value of the Fund's or Acquiring Fund's total assets.

           The Acquiring Fund is diversified, which means that with respect to 75% of the Acquiring Fund's total assets, it will not invest more than 5% of its assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of a single issuer. The Fund is a non-diversified fund, which means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act.

           For more information on either the Fund's or the Acquiring Fund's management policies, see "Goal/Approach" in the relevant Prospectus and "Description of the Company and Funds" in the relevant Statement of Additional Information.

           The Acquiring Fund is a separate series of Dreyfus Growth and Value Funds, Inc. (the "Acquiring Company"), which is a corporation organized under the laws of the State of Maryland. The Fund is a separate series of the Company, which is an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts. See "Certain Organizational Differences Between the Acquiring Fund and the Fund" below.

           Main Risks. The principal risks associated with an investment in the Fund and the Acquiring Fund are similar. These risks are discussed below. As a result, the value of your investment in the Acquiring Fund, as in the Fund, will fluctuate, sometimes dramatically, which means you could lose money.

•	Technology company risk. Technology companies, especially small-cap technology companies, involve greater risk because their earnings tend to be less predictable (and some companies may be experiencing significant losses) and their share prices tend to be more volatile. These companies may have limited product lines, markets or financial resources, or may depend on a limited management group. In addition, these companies are strongly affected by worldwide technological developments, and their products and services may not be economically successful or may quickly become outdated. Investor perception may play a greater role in determining the day-to-day value of tech stocks than it does in other sectors. Other Fund or Acquiring Fund investments made in anticipation of future products and services may decline dramatically in value if the anticipated products or services are delayed or cancelled.

•	Technology sector risk. The technology sector has been among the most volatile sectors of the stock market. Because the funds' investments are concentrated in the technology sector, their performance will be affected by developments in that sector.

•	Market risk. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

•	Issuer risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services.

•	Smaller company risk. The risks associated with technology companies are magnified in the case of small-cap technology companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a fund's ability to sell these securities.

•	Growth stock risk. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

•	Foreign investment risk. The Fund and the Acquiring Fund typically do not focus on foreign security investments. However, to the extent a fund owns such securities, the fund's performance will be influenced by the political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Each of these risks could increase a fund's volatility.

•	Derivatives risk. The Fund and the Acquiring Fund may invest in derivative instruments, such as options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates). A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the Fund or the Acquiring Fund will not correlate with such fund's other investments.

•	IPO risk. The Fund and the Acquiring Fund may purchase securities of companies in IPOs. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on a fund's performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.

•	Venture stage company risk. The Fund invests in, and the Acquiring Fund, to a limited extent, may invest in, venture stage companies. Venture stage companies represent highly speculative investments. There is no public market for the shares of a venture stage company at the time of investment, and there can be no assurance that a planned IPO will ever be completed. Investments in venture stage funds require the payment of management and/or performance fees to the managers of such funds, which will reduce returns to investors.

•	Short sale risk. The Fund and the Acquiring Fund may make short sales, which involves selling a security the fund does not own in anticipation that the security's price will decline. Short sales expose the fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the fund.

•	Leveraging risk. The use of leverage, such as borrowing money to purchase securities, engaging in reverse repurchase agreements, lending portfolio securities and engaging in forward commitment transactions, will magnify a fund's gains or losses.

          At times, the Fund and the Acquiring Fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the fund's after-tax performance.

          The Fund and the Acquiring Fund may lend their respective portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.

          Under adverse market conditions, the Fund and the Acquiring Fund each could invest some or all of their respective assets in U.S. Treasury securities and money market securities. Although the Fund or the Acquiring Fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. To the extent a fund invests defensively in these securities, it might not achieve its investment objective. A fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

          The Fund is non-diversified, which means that a relatively high percentage of its assets may be invested in a limited number of issuers. Therefore, the Fund's performance may be more vulnerable to changes in the market value of a single issuer and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

          The Fund has agreed to pay Dreyfus, as the Fund's investment adviser, a performance fee based on the Fund's performance compared to that of the NASDAQ Composite Index (the "NASDAQ"). As described below, the Fund could pay the maximum management fee even though both the Fund's share price and the index decline.

          See "Main Risks" in the relevant Prospectus and "Description of the Company and Funds" in the relevant Statement of Additional Information for a more complete description of investment risks.

           Management Fee. The Fund and the Acquiring Fund each pay Dreyfus, as investment adviser, a management fee. The management fee structures of the Fund and the Acquiring Fund differ. The Acquiring Fund has agreed to pay Dreyfus a management fee at the annual rate of .75% of the value of the Acquiring Fund's average daily net assets. Unlike the arrangements between most investment advisers and the funds they manage, the Fund has agreed to pay Dreyfus a management fee that is adjusted based on the Fund's performance as compared to the NASDAQ. Pursuant to the Fund's performance-based fee, if the Fund's performance is greater than that of the NASDAQ Dreyfus earns more, and if it is less than that of the NASDAQ Dreyfus earns less. For the first year after the Fund began its operations, the fee was fixed at 1.50% (the "basic fee") and did not have a performance adjustment. Beginning July 1, 2001, if the performance of the class of Fund shares expected to bear the highest total fund operating expenses (the "measuring class") exceeds the NASDAQ, Dreyfus will get paid up to 1% more each year (and could get paid up to 1% less if performance lags the NASDAQ). The minimum annual management fee payable by the Fund to Dreyfus is 0.50% of the Fund's average daily net assets. The table below shows what the adjustments could be.

 Percentage Point Difference*
 Between Performance of the
 Measuring Class Shares and the      Adjustment to 1.50%        Annual Fee Rate
         NASDAQ**                       Basic Fee                as Adjusted
-------------------------------      -------------------        ----------------

             +8                             +1.00%                   2.50%
             +7                             +.875%                  2.375%
             +6                              +.75%                   2.25%
             +5                             +.625%                  2.125%
             +4                              +.50%                   2.00%
             +3                             +.375%                  1.875%
             +2                              +.25%                   1.75%
             +1                             +.125%                  1.625%
              0                                  0                   1.50%
             -1                             -.125%                  1.375%
             -2                              -.25%                   1.25%
             -3                             -.375%                  1.125%
             -4                              -.50%                   1.00%
             -5                             -.625%                   .875%
             -6                              -.75%                    .75%
             -7                             -.875%                   .625%
             -8                             -1.00%                    .50%

*	Fractions of a percentage point will be rounded to the nearer whole point (to the higher whole point if exactly one-half).

**	Measured over the performance period, which, beginning July 1, 2001, is the period from July 1, 2000 to the most recent month-end until June 30, 2003, at which time the performance period will become a rolling 36-month period ending with the most recent calendar month. During the first twelve months of operations, the Fund paid Dreyfus the basic fee of 1.50% of the Fund's average daily net assets with no performance adjustment.

           Since the adjustment to the basic fee payable by the Fund is based on the comparative performance of the measuring class shares against the NASDAQ, the controlling factor is not whether the performance of the measuring class shares is up or down, but whether that performance is up or down more than or less than that of the NASDAQ. In addition, the relative performance of the Fund's measuring class shares against the NASDAQ is measured only for the relevant performance period, and does not take into account performance over longer or shorter periods of time. For the Fund's fiscal year ended April 30, 2003, the Fund paid Dreyfus a management fee at the effective annual rate of .50% of the Fund's average daily net assets.

           Sales Charges. The schedules of sales charges imposed at the time of purchase of Class A or Class T shares of the Fund and Acquiring Fund are identical. The maximum sales charge imposed on the purchase of Class A shares of the Fund and the Acquiring Fund is 5.75%. The maximum sales charge imposed on the purchase of Class T shares of the Fund and the Acquiring Fund is 4.50%. In addition, Fund and Acquiring Fund Class A and Class T shares purchased without an initial sales charge as part of an investment of at least $1,000,000 (or, for Class A Fund shares, purchased through a "wrap account") and redeemed within one year of purchase are subject to the same 1.00% CDSC. The CDSCs imposed at the time of redemption on Class B and Class C shares for the Fund and the Acquiring Fund are identical. See in the relevant Prospectus "Account Policies—Share Class Charges" for a discussion of sales charges and the CDSC.

           Expenses. The fees and expenses set forth below are as of February 28, 2003 and do not reflect any fee waiver or expense reimbursement arrangements, if any, then in effect. The "Pro Forma After Exchange" operating expenses information is based on the net assets and fund accruals of the Fund and the Acquiring Fund as of February 28, 2003, as adjusted showing the effect of the Exchange had it occurred on such date. Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the share prices.

Annual Fund Operating Expenses
(expenses paid from fund assets)
(percentage of average daily net assets):

                                                                                      Pro Forma After
                                                                                          Exchange
                                         Fund                Acquiring Fund            Acquiring Fund
                                        Class A                Class A                    Class A
                                        -------              --------------           ----------------
Management fees                          .50%*                  .75%                       .75%
Rule 12b-1 fee                           none                   none                       none
Shareholder services fee                 .25%                   .25%                       .25%
Other expenses                          1.38%                   .64%                       .64%
--------------                          ----                   ----                       ----
Total                                   2.13%                  1.64%                      1.64%

                                                                                      Pro Forma After
                                                                                          Exchange
                                         Fund                Acquiring Fund            Acquiring Fund
                                        Class B                Class B                    Class B
                                        -------              --------------           ----------------
Management fees                          .50%*                  .75%                      .75%
Rule 12b-1 fee                           .75%                   .75%                      .75%
Shareholder services fee                 .25%                   .25%                      .25%
Other expenses                          1.38%                   .87%                      .87%
--------------                          ----                   ----                      ----
Total                                   2.88%                  2.62%                     2.62%

                                                                                      Pro Forma After
                                                                                          Exchange
                                         Fund                Acquiring Fund            Acquiring Fund
                                        Class C                Class C                    Class C
                                        -------              --------------           ----------------
Management fees                          .50%*                 .75%                      .75%
Rule 12b-1 fee                           .75%                  .75%                      .75%
Shareholder services fee                 .25%                  .25%                      .25%
Other expenses                          1.38%                  .86%                      .86%
--------------                          ----                  ----                      ----
Total                                   2.88%                 2.61%                     2.61%

                                                                                      Pro Forma After
                                                                                          Exchange
                                         Fund                Acquiring Fund            Acquiring Fund
                                        Class T                Class T                    Class T
                                        -------              --------------           ----------------
Management fees                          .50%*                  .75%                      .75%
Rule 12b-1 fee                           .25%                   .25%                      .25%
Shareholder services fee                 .25%                   .25%                      .25%
Other expenses                          1.38%                   .94%                      .94%
--------------                          ----                   ----                      ----
Total                                   2.38%                  2.19%                     2.19%
*	The Fund's basic management fee is 1.50%, but beginning July 1, 2001, it may vary from .50% to 2.50% depending on the Fund's performance compared to the NASDAQ.

Example

          This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only.

                                Fund                                               Acquiring Fund
         ---------------------------------------------------   --------------------------------------------------------
          Class A    Class B    Class C    Class T             Class A     Class B   Class C     Class T
          Shares     Shares*     Shares*    Shares              Shares     Shares*    Shares*     Shares
1 Year   $  779     $  691/      $  391/     $ 680             $  732     $  665/     $  364/    $  662
                    $  291       $  291                                   $  265      $  264
3 Years  $1,204     $1,192/      $  892/     $1,159            $1,063     $1,114/     $  811/    $1,104
                    $  892       $  892                                   $  814      $  811
5 Years  $1,653     $1,718/      $1,518/     $1,663            $1,415     $1,590/     $1,385/    $1,572
                    $1,518       $1,518                                   $1,390      $1,385
10 Years $2,895     $2,865**/    $3,204/     $3,044            $2,407     $2,496**/   $2,944/    $2,860
                    $2,865**     $3,204                                   $2,496**    $2,944

                                    Acquiring
                           Fund Pro Forma After Exchange
           --------------------------------------------------
             Class A     Class B      Class C     Class T
             Shares      Shares*      Shares*      Shares
1 Year      $  732      $  665/      $  364/      $  662
                        $  265       $  264
3 Years     $1,063      $1,114/      $  811/      $1,104
                        $  814       $  811
5 Years     $1,415      $1,590/      $1,385/      $1,572
                        $1,390       $1,385
10 Years    $2,407      $2,496**/    $2,944/      $2,860
                        $2,496**     $2,944

*	With redemption/without redemption.
**	Assumes conversion of Class B to Class A at end of sixth year following the date of purchase.

          Past Performance. The bar charts and tables below illustrate the risks of investing in the Acquiring Fund and Fund. Each bar chart shows the changes in the performance of the respective fund's Class A shares from year to year. Sales loads are not reflected in the chart; if they were, the returns shown would have been lower. Each table compares the average annual total returns of the respective fund's Class A, Class B, Class C and Class T shares to those of the S&P 500® Index, a broad measure of stock performance, and the Morgan Stanley High Tech 35 Index, a measure of technology company stock performance, which are also the Acquiring Fund's benchmark indexes, and the NASDAQ, which is the Fund's benchmark index. These returns include applicable sales loads. All returns assume reinvestment of dividends and distributions. Performance for each share class will vary from the performance of the respective fund's other share classes due to differences in charges and expenses. Of course, past performance is no guarantee of future results.

          After-tax performance is shown only for Class A shares. After-tax performance of the respective fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Acquiring Fund — Class A Shares
Year-by-year total returns as of 12/31 each year (%)

                                                         98.36%     158.00%     -27.94%    -34.69%     -39.78%
------------ ---------- --------- ---------- ---------- --------- ------------ ---------- ----------- -----------
    '93         '94       '95        '96        '97       '98         '99         '00        '01         '02

Best Quarter:                 Q4 '99             +60.28%
Worst Quarter:                Q4 '00             -36.41%

The year-to-date total return for the Class A shares of the Acquiring Fund as of 3/31/03 was -5.87%.

Acquiring Fund
Average annual total returns as of 12/31/02

Share Class/Inception Date        1 Year          5 Years       Since Inception
----------------------------- --------------- ----------------- ----------------
Class A (10/13/97)
returns before taxes              -43.25%           6.45%             2.70%
                              --------------- ----------------- ----------------
Class A
returns after taxes on
distributions                     -43.25%           6.37%             2.63%
                              --------------- ----------------- ----------------
Class A
returns after taxes on
distributions and sale of
fund shares                       -26.56%           5.27%             2.18%
                              --------------- ----------------- ----------------
Class B (4/15/99)
returns before taxes              -42.68%            N/A            -16.76%
                              --------------- ----------------- ----------------
Class C (4/15/99)
returns before taxes              -40.89%            N/A            -16.08%
                              --------------- ----------------- ----------------
Class T (8/31/99)
returns before taxes              -42.74%            N/A            -21.62%
                              --------------- ----------------- ----------------
S&P 500(R)Index
reflects no deduction for
fees, expenses or taxes           -22.09%          -0.58%            -0.01%*
                              --------------- ----------------- ----------------
Morgan Stanley High
Tech 35 Index
reflects no deduction for
fees, expenses or taxes           -43.11%           5.42%             2.19%*
                              --------------- ----------------- ----------------
NASDAQ Composite Index
Reflects no deduction for
fees, expenses or taxes           -31.23%          -2.87%            -4.02%*
                              --------------- ----------------- ----------------

*	For comparative purposes, the value of each index on 9/30/97 is used as the beginning value on 10/13/97.

Fund — Class A Shares
Year-by-year total returns as of 12/31 each year (%)

                                                                                           -39.20%     -42.92%
------------ ---------- --------- ---------- ---------- --------- ------------ ---------- ----------- -----------
    '93         '94       '95        '96        '97       '98         '99         '00        '01         '02

Best Quarter:                 Q4 '01             +47.13%
Worst Quarter:                Q1 '01             -40.07%

The year-to-date total return for the Class A shares of the Fund as of 3/31/03 was -7.80%.

Fund
Average annual total returns as of 12/31/02

                                              Since Inception
Share Class                       1 Year         (6/26/00)
----------------------------- --------------- -----------------
Class A
returns before taxes             -46.23%          -46.20%
                              --------------- -----------------
Class A
returns after taxes on
distributions                    -46.23%          -46.20%
                              --------------- -----------------
Class A
returns after taxes on
distributions and sale of
fund shares                      -28.38%          -32.77%
                              --------------- -----------------
Class B
returns before taxes             -45.51%          -45.98%
                              --------------- -----------------
Class C
returns before taxes             -43.81%          -45.32%
                              --------------- -----------------
Class T
returns before taxes             -45.67%          -46.08%
                              --------------- -----------------
S&P 500(R)Index
reflects no deduction for
fees, expenses or taxes          -22.09%          -17.05%*
                              --------------- -----------------
Morgan Stanley High
Tech 35 Index
reflects no deduction for        -43.11%          -39.43%*
fees, expenses or taxes
                              --------------- -----------------
NASDAQ Composite Index
Reflects no deduction for
fees, expenses or taxes          -31.23%          -35.03%*
                              --------------- -----------------

*	For comparative purposes, the value of each index on 6/30/00 is used as the beginning value on 6/26/00.

           Investment Adviser. The investment adviser for the Fund and the Acquiring Fund is Dreyfus, located at 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $172 billion in 200 mutual fund portfolios. Dreyfus is the primary mutual fund business of Mellon Financial Corporation ("Mellon"), a global financial services company with approximately $2.9 trillion of assets under management, administration or custody, including approximately $566 billion under management. Mellon provides financial services for institutions, corporations and individuals, offering institutional asset management, mutual funds, private wealth management, asset servicing, human resources services and treasury services. Mellon is headquartered in Pittsburgh, Pennsylvania.

           Primary Portfolio Manager. Mark Herskovitz has been the Fund's and the Acquiring Fund's primary portfolio manager since each fund's inception. He has been employed by Dreyfus since 1996.

           Board Members. Other than Joseph S. DiMartino, who is Chairman of the Board of the Company and Acquiring Company, each fund has different Board members. For a description of the Board members, see the relevant Statement of Additional Information.

           Capitalization. The Fund has classified its shares into four classes - Class A, Class B, Class C and Class T and the Acquiring Fund has classified its shares into five classes - Class A, Class B, Class C, Class R and Class T. Because the Fund does not have Class R shares, there will be no exchange for Class R shares of the Acquiring Fund. The following table sets forth as of February 28, 2003 (1) the capitalization of each class of the Fund's shares, (2) the capitalization of each class of the Acquiring Fund's shares* and (3) the pro forma capitalization of each class of the Acquiring Fund's shares,* as adjusted showing the effect of the Exchange had it occurred on such date.

                                                                                      Pro Forma After
                                                                                          Exchange
                                         Fund                Acquiring Fund            Acquiring Fund
                                        Class A                Class A                    Class A
                                        -------              --------------           ----------------
Total net assets                     $14,436,157              $285,402,938              $299,839,095
Net asset value per                     $2.75                    $15.08                    $15.08
  share
Shares outstanding                     5,252,971                18,920,400                19,877,705

                                                                                      Pro Forma After
                                                                                          Exchange
                                         Fund                Acquiring Fund            Acquiring Fund
                                        Class B                Class B                    Class B
                                        -------              --------------           ----------------
Total net assets                     $22,070,259             $180,559,068              $202,629,327
Net asset value per                     $2.69                   $14.60                    $14.60
  share
Shares outstanding                     8,201,956               12,363,176                13,874,838

                                                                                      Pro Forma After
                                                                                          Exchange
                                         Fund                Acquiring Fund            Acquiring Fund
                                        Class C                Class C                    Class C
                                        -------              --------------           ----------------
Total net assets                     $7,379,511              $82,368,060                 $89,747,571
Net asset value                         $2.69                   $14.61                      $14.61
  per share
Shares outstanding                    2,743,918                5,639,055                   6,144,155

                                                                                      Pro Forma After
                                                                                          Exchange
                                         Fund                Acquiring Fund            Acquiring Fund
                                        Class T                Class T                    Class T
                                        -------              --------------           ----------------
Total net assets                      $1,162,854               $3,191,564                $4,354,418
Net asset value per                     $2.73                    $14.85                     $14.85
  share
Shares outstanding                       426,367                  214,936                   293,243

__________

*   Class A, Class B, Class C and Class T only.

           Purchase Procedures. The purchase procedures of the Fund and the Acquiring Fund and the automatic investment services they offer are the same. See "Account Policies – Buying Shares," "Services for Fund Investors" and "Instructions for Regular Accounts" in the relevant Prospectus and "How to Buy Shares" and "Shareholder Services" in the relevant Statement of Additional Information for a discussion of purchase procedures.

           Shareholder Services Plan. Class A, Class B, Class C and Class T shares of the Fund and the Acquiring Fund are subject to a Shareholder Services Plan pursuant to which the Fund and the Acquiring Fund each pay its distributor a fee at an annual rate of .25% of the average daily net assets of the relevant class for providing shareholder services. See "Distribution Plan and Shareholder Services Plan—Shareholder Services Plan" in the relevant Statement of Additional Information for a discussion of the Shareholder Services Plan.

           Distribution Plan. Class B, Class C and Class T shares of the Fund and the Acquiring Fund are subject to plans adopted pursuant to Rule 12b-1 under the 1940 Act (each, a "Rule 12b-1 Plan"). Under the Fund's and Acquiring Fund's Rule 12b-1 Plans, each fund pays its distributor a fee at an annual rate of .75% of the average daily net assets of Class B shares and Class C shares and .25% of the average daily net assets of Class T shares (there is no Rule 12b-1 Plan fee for Class A shares) to finance the sale and distribution of such shares. Because the Rule 12b-1 Plan fee is paid out of the assets attributable to the relevant Class of shares on an ongoing basis, over time it will increase the cost of your investment in such Class of shares and may cost you more than paying other types of sales charges. See "Distribution Plan and Shareholder Services Plan--Distribution Plan" in the relevant Statement of Additional Information for a discussion of the Rule 12b-1 Plan.

           Redemption Procedures. The redemption procedures of the Fund and the Acquiring Fund are the same. See "Account Policies—Selling Shares" and "Instructions for Regular Accounts" in the relevant Prospectus and "How to Redeem Shares" in the relevant Statement of Additional Information for a discussion of redemption procedures.

           Distributions. The dividend and distributions policies of the Fund and the Acquiring Fund are identical. Although they may do so more frequently, each fund anticipates paying its shareholders any dividends or distributions once a year; the Acquiring Fund intends to pay any such dividends or distributions in December of each year. The actual amount of dividends paid per share by the Fund and the Acquiring Fund is different. See "Distributions and Taxes" in the relevant Prospectus for a discussion of such policies.

           Shareholder Services. The shareholder services offered by the Fund and the Acquiring Fund are identical. The privileges you currently have on your Fund account will transfer automatically to your account with the Acquiring Fund. See "Services for Fund Investors" in the relevant Prospectus and "Shareholder Services" in the relevant Statement of Additional Information for a further discussion of the shareholder services offered.

           Certain Organizational Differences Between the Acquiring Fund and the Fund. The Fund is a separate series of the Company, which is a Massachusetts business trust, and the rights of its shareholders are governed by the Company's Agreement and Declaration of Trust (the "Trust Agreement"), the Company's By-Laws and applicable Massachusetts law. The Acquiring Fund is a separate series of the Acquiring Company, which is a Maryland corporation, and the rights of its shareholders are governed by the Acquiring Company's Articles of Incorporation (the "Charter"), the Acquiring Company's By-Laws and the Maryland General Corporation Law (the "Maryland Code"). Certain relevant differences between the two forms of organization are summarized below.

           Shareholder Meetings and Voting Rights. Generally, neither the Acquiring Fund nor the Fund is required to hold annual meetings of its shareholders. The relevant Board is required to call a special meeting of shareholders for the purpose of removing a Board member when requested in writing to do so by the holders of at least 10% of its outstanding shares entitled to vote. Shareholders may remove a Board member by the affirmative vote of two-thirds, in the case of the Fund, or a majority, in the case of the Acquiring Fund, of the respective fund's outstanding voting shares. Moreover, the Board will call a meeting of shareholders for the purpose of electing Board members if any time less than a majority of the Board members then holding office have been elected by the shareholders.

           Shares of the Fund and Acquiring Fund are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Generally, on matters submitted to a vote of shareholders, all shares of the Fund and Acquiring Fund then entitled to vote will be voted in the aggregate as a single class. The Trust Agreement provides that 30% of the shares entitled to vote shall constitute a quorum for the transaction of business at a shareholders' meeting. The Acquiring Company's Charter provides that 33-1/3% of the shares entitled to vote shall constitute a quorum for the transaction of business at a stockholders meeting. Matters requiring a larger vote by law or under the organizational documents for the Fund or Acquiring Fund are not affected by such quorum requirements.

           Shareholder Liability. Under Maryland law, Acquiring Fund stockholders have no personal liability as such for the Acquiring Fund's acts or obligations.

           Under Massachusetts law, shareholders of a Massachusetts business trust, under certain circumstances, could be held personally liable for the obligations of the business trust. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in every note, bond, contract or other undertaking issued or entered into by or on behalf of the Fund, or the Company's Trustees. The Trust Agreement provides for indemnification out of the Fund's property of all losses and expenses of any shareholder held personally liable for the obligations of the Fund solely by reason of being or having been a Fund shareholder and not because of such shareholder's acts or omissions or some other reason. Thus, the Fund considers the risk of a Fund shareholder incurring financial loss on account of shareholder liability to be remote because it is limited to circumstances in which a disclaimer is inoperative or the Fund itself would be unable to meet its obligations. The Trust Agreement also provides that the Fund, upon request, will assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon.

           Liability and Indemnification of Board Members. Under Maryland law, the Acquiring Company's Charter and By-Laws and subject to the 1940 Act, a Director or officer of the Acquiring Company is not liable to the Acquiring Fund or its stockholders for monetary damages except to the extent he or she receives an improper personal benefit or his or her action or failure to act was the result of active and deliberate dishonesty and was material to the cause of action adjudicated. In addition, a Director is entitled to indemnification against judgments, penalties, fines, settlements and reasonable expenses unless his or her act or omission was material to the cause of action and was committed in bad faith or was the result of active and deliberate dishonesty or the individual received an improper personal benefit (or, in a criminal case, had reasonable cause to believe that his or her act or omission was unlawful). Indemnification may be made against amounts recovered by settlement of suits brought by or in the right of the Acquiring Fund except where the individual is adjudged liable to the Acquiring Fund. The termination of a civil proceeding by judgment, order or settlement does not create a presumption that the requisite standard of conduct was not met. A Director or officer is entitled to advances of expenses in the course of litigation if (i) such Director or officer undertakes to repay such sums if indemnification ultimately is denied and provides acceptable security, (ii) the Acquiring Fund is insured against losses arising from the advances, or (iii) the disinterested non-party directors or independent legal counsel determine there is a reason to believe the Director or officer ultimately will be found to be entitled to indemnification. Officers, employees and agents may be indemnified to the same extent as Directors and to such further extent as is consistent with law.

          If these provisions of Maryland law are amended, the Directors and officers will be entitled to limited liability and to indemnification to the fullest extent of Maryland law as amended. No amendment or repeal of the provisions of the Charter relating to limited liability and indemnification will apply to any event, omission or proceeding that precedes the amendment or repeal.

           Under the Company's Trust Agreement and By-Laws, subject to the 1940 Act, a Trustee is entitled to indemnification against all liability and expenses reasonably incurred by such Trustee in connection with the defense or disposition of any threatened or actual proceeding by reason of his or her being or having been a Trustee, unless such Trustee is adjudicated to have acted with bad faith, willful misfeasance, gross negligence or in reckless disregard of his or her duties. A Trustee is entitled to advances of expenses in the course of litigation if (i) such Trustee undertakes to repay such sums if indemnification ultimately is denied and (ii) any of the following has occurred: (x) the Trustee provides acceptable security, (y) the Fund is insured against losses arising from the advances, or (z) the disinterested non-party Trustees or independent legal counsel determine there is a reason to believe the Trustee ultimately will be found to be entitled to indemnification. Officers, employees and agents of the Company may be indemnified to the same extent as Trustees.

           Under the 1940 Act, a director or trustee may not be protected against liability to a fund and its security holders to which he or she would otherwise be subject as a result of his or her willful misfeasance, bad faith or gross negligence in the performance of his or her duties, or by reason of reckless disregard of his or her obligations and duties.

* * * * * * * * *

          The foregoing is only a summary of certain differences between the Acquiring Fund, the Acquiring Company's Charter, By-Laws and Maryland law, and the Fund, the Company's Trust Agreement, By-Laws and Massachusetts law. It is not a complete description of the differences, but only of material differences. Shareholders desiring copies of the Acquiring Company's Charter and By-Laws or the Company's Trust Agreement and By-Laws should write to the relevant fund at 200 Park Avenue, New York, New York 10166, Attention: Legal Department.

REASONS FOR THE EXCHANGE

          The Board members for the Fund and the Acquiring Fund have concluded that the Exchange is in the best interests of the Fund and the Acquiring Fund, respectively, and their shareholders. Each Board believes that the Exchange will permit their respective shareholders to pursue similar investment goals in a larger combined fund without diluting such shareholders' interests. The technology sector has experienced extraordinary volatility since the Fund's inception in June 2000. Management believes, and the Company's Board concurs, that the technology sector, particularly for new and emerging technologies in which the Fund focuses its investments, has changed dramatically since that time and that the reorganization of the Fund would permit shareholders to pursue similar investment goals in a larger combined fund that focuses investments in the sector on more established companies and technologies.

          In addition, the funds have the same investment objective and primary portfolio manager and substantially similar investment policies, share classes and sales load structures. Each class of shares of the Acquiring Fund also has a performance record that is more favorable than that of the corresponding class of shares of the Fund. Management believes that the merger will permit Fund shareholders to participate in a larger, similar fund. By combining the Fund with the Acquiring Fund, which has larger aggregate net assets, Dreyfus should be able to provide Fund shareholders greater efficiencies in fund operations, including the benefits of economies of scale, which may result in a lower overall expense ratio over time through the spreading of fixed costs of fund operations over a larger asset base. The elimination of duplicative operations should enable the combined fund to be serviced and/or marketed more efficiently.

          In determining whether to recommend approval of the Exchange, each Board considered the following factors, among others: (1) the compatibility of the Fund's and the Acquiring Fund's investment management policies and investment restrictions, as well as shareholder services offered by the Fund and the Acquiring Fund; (2) the terms and conditions of the Exchange and whether the Exchange would result in dilution of shareholder interests; (3) expense ratios and information regarding the fees and expenses of the Fund and the Acquiring Fund, as well as the estimated expense ratio of the combined Acquiring Fund, including the fact that the management fee paid by the Acquiring Fund is calculated in a different manner and that, to the extent that the Fund's management fee was reduced as a result of its performance, the difference between the funds' expense ratios would be reduced; (4) the relative performance of the Fund and the Acquiring Fund; (5) the tax consequences of the Exchange; and (6) the estimated costs to be incurred by the Fund and the Acquiring Fund in connection with the Exchange.

INFORMATION ABOUT THE EXCHANGE

           Plan of Exchange. The following summary of the Plan is qualified in its entirety by reference to the Plan attached to this Prospectus/Proxy Statement as Exhibit A. The Plan provides that, subject to the requisite approval of the Fund's shareholders, the Acquiring Fund will acquire all of the assets of the Fund, attributable to the Fund's Class A, Class B, Class C and Class T shares, in exchange for Acquiring Fund Class A, Class B, Class C and Class T shares, respectively, and the assumption by the Acquiring Fund of the Fund's stated liabilities on September 26, 2003 or such later date as may be agreed upon by the parties (the "Closing Date"). The number of Acquiring Fund shares to be issued to the Fund will be determined on the basis of the relative net asset values per share and aggregate net assets of the corresponding Class of the Fund and the Acquiring Fund, generally computed as of the close of trading on the floor of the New York Stock Exchange (usually at 4:00 p.m. Eastern time) on the Closing Date. Portfolio securities of the Fund and the Acquiring Fund will be valued in accordance with the valuation practices of the Acquiring Fund, which are described under the caption "Account Policies—Buying Shares" in the Acquiring Fund's Prospectus and under the caption "Determination of Net Asset Value" in the Acquiring Fund's Statement of Additional Information.

           Prior to the Closing Date, the Fund will declare a dividend or dividends which, together with all dividends that have been declared previously, will have the effect of distributing to Fund shareholders all of the Fund's previously undistributed investment company taxable income, if any, for the tax period ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid), its net exempt interest income for the tax period ending on or prior to the Closing Date, and all of its previously undistributed net capital gain realized in the tax period ending on or prior to the Closing Date (after reduction for any capital loss carry forward).

          As conveniently as practicable after the Closing Date, the Fund will liquidate and distribute pro rata to its Class A, Class B, Class C and Class T shareholders of record, as of the close of business on the Closing Date, Acquiring Fund Class A, Class B, Class C and Class T shares, respectively, received by it in the Exchange. Such liquidation and distribution will be accomplished by establishing accounts on the share records of the Acquiring Fund in the name of each Fund shareholder, each account representing the respective pro rata number of Acquiring Fund shares due to the shareholder. After such distribution and the winding up of its affairs, the Fund will be terminated as a series of the Company and cease operations. After the Closing Date, any outstanding certificates representing Fund shares will represent Acquiring Fund shares distributed to the record holders of the Fund. Upon presentation to the transfer agent of the Acquiring Fund, Fund share certificates, if any, will be exchanged for Acquiring Fund share certificates.

          The Plan may be amended at any time prior to the Exchange. The Fund will provide its shareholders with information describing any material amendment to the Plan prior to shareholder consideration. The obligations of the Fund and the Acquiring Fund under the Plan are subject to various conditions, including approval by Fund shareholders holding the requisite number of Fund shares and the continuing accuracy of various representations and warranties of the Fund and the Acquiring Fund being confirmed by the Company and the Acquiring Fund, respectively.

          The total expenses of the Exchange are expected to be approximately $75,075, which will be borne by the Fund and the Acquiring Fund pro rata based on the aggregate net assets of each fund on the date of the Exchange or, if the Exchange is not consummated, at the time the Plan is terminated. In addition to use of the mails, proxies may be solicited personally or by telephone, and the Fund may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. In addition, the Fund may retain an outside firm to solicit proxies on behalf of the Company's Board. The cost of any such outside firm solicitation is estimated to be approximately $50,000.

          If the Exchange is not approved by Fund shareholders, the Company's Board will consider other appropriate courses of action, including liquidating the Fund.

           Temporary Suspension of Certain of the Fund's Investment Restrictions. Since certain of the Fund's existing investment restrictions could preclude the Fund from consummating the Exchange in the manner contemplated in the Plan, Fund shareholders are requested to authorize the temporary suspension of any investment restriction of the Fund to the extent necessary to permit the consummation of the Exchange. The temporary suspension of the Fund's investment restrictions will not affect the investment restrictions of the Acquiring Fund. A vote in favor of the proposal is deemed to be a vote in favor of the temporary suspension.

           Federal Income Tax Consequences. The exchange of Fund assets for Acquiring Fund shares is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). As a condition to the closing of the Exchange, the Fund and the Acquiring Fund will receive the opinion of Stroock & Stroock & Lavan LLP, counsel to the Fund and Acquiring Fund, to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for federal income tax purposes: (1) the transfer of all of the Fund's assets in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Fund's stated liabilities will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code; (2) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of stated liabilities of the Fund; (3) no gain or loss will be recognized by the Fund upon the transfer of its assets to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of stated liabilities of the Fund or upon the distribution (whether actual or constructive) of Acquiring Fund shares to Fund shareholders in exchange for their shares of the Fund; (4) no gain or loss will be recognized by Fund shareholders upon the exchange of Fund shares for Acquiring Fund shares; (5) the aggregate tax basis for the Acquiring Fund shares received by each Fund shareholder pursuant to the Exchange will be the same as the aggregate tax basis for Fund shares held by such shareholder immediately prior to the Exchange, and the holding period of Acquiring Fund shares to be received by each Fund shareholder will include the period during which Fund shares surrendered in exchange therefor were held by such shareholder (provided Fund shares were held as capital assets on the date of the Exchange); and (6) the tax basis of Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Fund immediately prior to the Exchange, and the holding period of Fund assets in the hands of the Acquiring Fund will include the period during which those assets were held by the Fund.

           Neither the Fund nor the Acquiring Fund has sought a tax ruling from the Internal Revenue Service ("IRS"). The opinion of counsel is not binding on the IRS nor does it preclude the IRS from adopting a contrary position. Fund shareholders should consult their tax advisers regarding the effect, if any, of the proposed Exchange in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Exchange, Fund shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Exchange.

          As of the Fund's fiscal year ended April 30, 2003, the Fund has an unused capital loss carryforward of approximately $273 million. There are limitations to the amount of the carryforward that can be utilized in any one year, and any amount that cannot be utilized in any one year can be carried over to a succeeding year subject to the same limitations in such year. Different amounts of the capital loss carryforward expire in different years. Consequently, as a result of the limitations on the use of capital loss carryforwards, if the Exchange is consummated it is expected that all or substantially all of the Fund's capital loss carryforward may expire unused.

Required Vote and Board's Recommendation

          The Company's Board has approved the Plan and the Exchange and has determined that (1) participation in the Exchange is in the best interests of the Fund and its shareholders and (2) the interests of shareholders of the Fund will not be diluted as a result of the Exchange. Pursuant to the Company's charter documents, an affirmative vote of a majority of the Fund's shares outstanding and entitled to vote is required to approve the Plan and the Exchange.

THE COMPANY'S BOARD, INCLUDING THE "NON-INTERESTED" DIRECTORS,
UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR"
APPROVAL OF THE PLAN AND THE EXCHANGE.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE FUND

           Information about the Acquiring Fund is incorporated by reference into this Prospectus/Proxy Statement from the Acquiring Fund's Prospectus forming a part of the Acquiring Fund's Registration Statement on Form N-1A (File No. 33-51061). Information about the Fund is incorporated by reference into this Prospectus/Proxy Statement from the Fund's Prospectus forming a part of its Registration Statement on Form N-1A (File No. 333-34474).

          The Fund and the Acquiring Fund are subject to the requirements of the 1940 Act and file reports, proxy statements and other information with the Commission. Reports, proxy statements and other information filed by the Fund and the Acquiring Fund may be inspected and copied at the Public Reference Facilities of the Commission at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549. Text-only versions of fund documents can be viewed on-line or downloaded from www.sec.gov or www.dreyfus.com. Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

VOTING INFORMATION

          In addition to the use of the mails, proxies may be solicited personally or by telephone, and persons holding Fund shares in their names or in nominee name may be paid for their expenses in sending soliciting materials to their principals. The Fund may retain an outside firm to assist in the solicitation of proxies, primarily by contacting shareholders by telephone.

           Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity. In all cases where a telephonic proxy is solicited, the shareholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of a non-individual) and the number of shares owned and to confirm that the shareholder has received the Prospectus/Proxy Statement and proxy card in the mail. Within 72 hours of receiving a shareholder's telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Fund a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person.

          If a proxy is executed properly and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Fund shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention (collectively, "abstentions"), the Fund shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will have the effect of a "no" vote for the purpose of obtaining requisite approval for the proposal.

          In the event that a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Fund shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the proposal in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" the proposal against any adjournment. A quorum is constituted by the presence in person or by proxy of the holders of thirty percent of the outstanding Fund shares entitled to vote at the Meeting.

          The votes of the Acquiring Fund's shareholders are not being solicited since their approval or consent is not necessary for the Exchange.

          As of June 25, 2003, the following were known by the Fund to own of record 5% or more of the outstanding voting shares of the indicated Class of the Fund:

Class A Shares
---------------
                                                               Percentage of
                                                             Outstanding Shares
                                                             ------------------

                                                           Before        After
Name and Address                                          Exchange      Exchange
----------------                                          --------      --------

Donaldson, Lufkin and Jenrette                             10.50%         6.31%
Securities Corporation, Inc.
For the Benefit of Its Customers
P.O. Box 2052
Jersey City, NJ 07303-2052

MLPF & S                                                    8.00%         5.90%
For the Sole Benefit of Its Customers
Attn: Fund Administration
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484

National Financial Services Corporation                     7.52%         5.88%
For the Benefit of Its Customers
82 Devonshire Street
Boston, MA 02109-3605

Branch Banking & Trust Custodian                            7.00%        10.32%
For the Benefit of Its Customers
223 Nash Street W
Wilson, NC 27893-3801

Class B Shares
---------------
                                                               Percentage of
                                                             Outstanding Shares
                                                             ------------------

                                                           Before        After
Name and Address                                          Exchange      Exchange
----------------                                          --------      --------

Donaldson, Lufkin and Jenrette                             14.40%        10.91%
Securities Corporation, Inc.
For the Benefit of Its Customers
P.O. Box 2052
Jersey City, NJ 07303-2052

MLPF & S                                                   10.25%        12.89%
For the Sole Benefit of Its Customers
Attn: Fund Administration
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484

FISERV Securities, Inc.                                     6.31%         7.82%
For the Benefit of Its Customers
Attn: Mutual Funds
One Commerce Square
2005 Market Street - Suite 1200
Philadelphia, PA 19103-7084

Class C Shares
---------------
                                                               Percentage of
                                                             Outstanding Shares
                                                             ------------------

                                                           Before        After
Name and Address                                          Exchange      Exchange
----------------                                          --------      --------
MLPF & S                                                   15.10%        20.54%
For the Sole Benefit of Its Customers
Attn: Fund Administration
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484

Citigroup Global Markets, Inc.                             10.00%        18.30%
Attn: G. Thomas Lobello
333 West 34th Street
New York, NY 10001-2402

National Financial Services Corporation                     7.00%         0.55%
For the Benefit of Its Customers
82 Devonshire Street
Boston, MA 02109-3605

Donaldson, Lufkin and Jenrette                              6.20%         0.48%
Securities Corporation, Inc.
For the Benefit of Its Customers
P.O. Box 2052
Jersey City, NJ 07303-2052

A.G. Edwards & Sons, Inc.                                   5.40%         5.50%
For the Benefit of Its Customers
One North Jefferson
St. Louis, MO 63103-2287

Class T Shares
---------------
                                                               Percentage of
                                                             Outstanding Shares
                                                             ------------------

                                                           Before        After
Name and Address                                          Exchange      Exchange
----------------                                          --------      --------
Scott & Stringfellow, Inc.                                 13.00%         3.23%
For the Benefit of Its Customers
909 East Main Street
Richmond, VA 23219-3002

Prudential Securities, Inc.                                 8.30%         8.25%
For the Benefit of Its Customers
Attn: Mutual Fund Order Room
One New York Plaza 8th Floor New York, NY 10292-0001

A. G. Edwards & Sons, Inc.                                  7.20%        13.36%
For the Benefit of Its Customers
One North Jefferson
St. Louis, MO 63103-2287

First Clearing LLC                                          7.00%         1.74%
For the Benefit of Its Customers
10750 Wheat First Drive
Glen Allen, VA 23060-0000

J.J.B. Hilliard, W.L. Lyons, Inc.                           6.82%         1.69%
For the Benefit of Its Customers
501 S. 4th Street
Louisville, KY 40202-2520

          As of June 25, 2003, the following were known by the Acquiring Fund to own of record 5% or more of the outstanding voting shares of the indicated Class of the Acquiring Fund:

Class A Shares
---------------
                                                               Percentage of
                                                             Outstanding Shares
                                                             ------------------

                                                           Before        After
Name and Address                                          Exchange      Exchange
----------------                                          --------      --------
Charles Schwab & Company, Inc.                              9.30%         8.87%
For the Benefit of Its Customers
101 Montgomery Street
San Francisco, CA 94104-4122

Donaldson, Lufkin and Jenrette                              6.10%         6.31%
Securities Corporation, Inc.
For the Benefit of Its Customers
P.O. Box 2052
Jersey City, NJ 07303-2052

National Financial Services Corporation                     5.80%         5.88%
For the Benefit of Its Customers
82 Devonshire Street
Boston, MA 02109-3605

MLPF & S                                                    5.80%         5.90%
For the Sole Benefit of Its Customers
Attn: Fund Administration
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484

Class B Shares
---------------
                                                               Percentage of
                                                             Outstanding Shares
                                                             ------------------

                                                           Before        After
Name and Address                                          Exchange      Exchange
----------------                                          --------      --------
MLPF & S                                                   13.20%        12.89%
For the Sole Benefit of Its Customers
Attn: Fund Administration
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484

Donaldson, Lufkin and Jenrette                             10.50%        10.91%
Securities Corporation, Inc.
For the Benefit of Its Customers
P.O. Box 2052
Jersey City, NJ 07303-2052

Citigroup Global Markets, Inc.                              9.20%         8.24%
Attn: G. Thomas Lobello
333 West 34th Street
New York, NY 10001-2402

FISERV Securities, Inc.                                     8.00%         7.82%
For the Benefit of Its Customers
Attn: Mutual Funds
One Commerce Square
2005 Market Street, Suite 1200
Philadelphia, PA 19103-7084

National Financial Services Corporation                     8.00%         7.17%
For the Benefit of Its Customers
82 Devonshire Street
Boston, MA 02109-3605

Class C Shares
---------------
                                                               Percentage of
                                                             Outstanding Shares
                                                             ------------------

                                                           Before        After
Name and Address                                          Exchange      Exchange
----------------                                          --------      --------
MLPF & S                                                   21.00%        20.54%
For the Benefit of Its Customers
Attn: Fund Administration
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484

Citigroup Global Markets, Inc.                             19.0%         18.30%
Attn: G. Thomas Lobello
333 West 34th Street
New York, NY 10001-2402

A. G. Edwards & Sons, Inc.                                  5.50%         5.50%
For the Benefit of Its Customers
One North Jefferson
St. Louis, MO 63103-2287

UBS Financial Services, Inc.                                5.20%         4.79%
For the Benefit of Its Customers
1000 Harbor Boulevard
Weehawken, NJ 07086-6761

Class T Shares
---------------
                                                               Percentage of
                                                             Outstanding Shares
                                                             ------------------

                                                           Before        After
Name and Address                                          Exchange      Exchange
----------------                                          --------      --------
A. G. Edwards & Sons, Inc.                                 15.40%        13.36%
For the Benefit of Its Customers
One North Jefferson
St. Louis, MO 63103-2287

Citigroup Global Markets, Inc.                             10.50%         7.89%
Attn: G. Thomas Lobello
333 West 34th Street
New York, NY 10001-2402

Prudential Securities, Inc.                                 8.24%         8.25%
For the Benefit of Its Customers
Attn: Mutual Fund Order Room
One New York Plaza
New York, NY 10292-0001

National Financial Services Corporation                     8.00%         6.00%
For the Benefit of Its Customers
82 Devonshire Street
Boston, MA 02109-3605

          As of June 25, 2003, Board members and officers of the Company and the Acquiring Company, as a group, owned less than 1% of the Fund's and the Acquiring Fund's outstanding shares, respectively.

FINANCIAL STATEMENTS AND EXPERTS

          The audited financial statements of the Fund for the fiscal year ended April 30, 2003 and the audited financial statements of the Acquiring Fund for the fiscal year ended August 31, 2002 have been incorporated herein by reference in reliance upon the reports of Ernst & Young LLP, the Fund's and the Acquiring Fund's independent auditors, given on their authority as experts in accounting and auditing.

OTHER MATTERS

          The Company's Trustees are not aware of any other matters which may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
AND THEIR NOMINEES

           Please advise the Fund, in care of Dreyfus Transfer, Inc., P.O. Box 55263, Boston, Massachusetts 02205-8501, whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of the Prospectus/Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund shares.

           IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

           AGREEMENT AND PLAN OF REORGANIZATION dated as of April 22, 2003 (the "Agreement"), between DREYFUS PREMIER OPPORTUNITY FUNDS (the "Company"), a Massachusetts business trust, on behalf of DREYFUS PREMIER NEXTECH FUND (the "Fund"), and DREYFUS GROWTH AND VALUE FUNDS, INC. (the "Acquiring Company"), a Maryland corporation, on behalf of DREYFUS PREMIER TECHNOLOGY GROWTH FUND (the "Acquiring Fund").

          This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(C) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization will consist of the transfer of all of the assets of the Fund, attributable to the Fund's Class A, Class B, Class C and Class T shares, to the Acquiring Fund in exchange solely for its Class A shares ("Acquiring Fund Class A Shares"), Class B shares ("Acquiring Fund Class B Shares"), Class C shares ("Acquiring Fund Class C Shares") and Class T shares ("Acquiring Fund Class T Shares" and, together with Acquiring Fund Class A Shares, Acquiring Fund Class B Shares, and Acquiring Fund Class C Shares, the "Acquiring Fund Shares"), respectively, of common stock, par value $.001 per share, and the assumption by the Acquiring Fund of certain liabilities of the Fund and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Fund in liquidation of the Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the "Reorganization").

           WHEREAS, the Fund is a non-diversified series of the Company, a registered, open-end management investment company, and the Acquiring Fund is a diversified series of the Acquiring Company, a registered, open-end management investment company, and the Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest;

           WHEREAS, both the Acquiring Fund and the Fund are authorized to issue their shares of common stock and beneficial interests, respectively;

           WHEREAS, the Company's Board has determined that the exchange of all of the assets and stated liabilities of the Fund, attributable to the Fund's Class A, Class B, Class C and Class T shares, for Acquiring Fund Class A Shares, Acquiring Fund Class B Shares, Acquiring Fund Class C Shares and Acquiring Fund Class T Shares, respectively, and the assumption of such liabilities by the Acquiring Fund is in the best interests of the Fund's shareholders and that the interests of the Fund's existing shareholders would not be diluted as a result of this transaction; and

           WHEREAS, the Acquiring Company's Board has determined that the exchange of all of the assets and stated liabilities of the Fund, attributable to the Fund's Class A, Class B, Class C and Class T shares, for Acquiring Fund Class A Shares, Acquiring Fund Class B Shares, Acquiring Fund Class C Shares and Acquiring Fund Class T Shares, respectively, and the assumption of such liabilities by the Acquiring Fund is in the best interests of the Acquiring Fund's shareholders and that the interests of the Acquiring Fund's existing shareholders would not be diluted as a result of this transaction:

          NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

1.	TRANSFER OF ASSETS OF THE FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF FUND LIABILITIES AND LIQUIDATION OF THE FUND.

          1.1 Subject to the terms and conditions contained herein, the Fund agrees to assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, including all securities and cash (subject to liabilities), attributable to the Fund's Class A, Class B, Class C and Class T shares, and the Acquiring Fund agrees in exchange therefor (a) to deliver to the Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined as set forth in paragraph 2.3; and (b) to assume certain liabilities of the Fund, as set forth in paragraph 1.2. Such transactions shall take place at the closing (the "Closing") as of the close of business on the closing date (the "Closing Date"), provided for in paragraph 3.1. In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Fund's account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Fund.

          1.2 The Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Fund prepared by The Dreyfus Corporation ("Dreyfus"), as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Fund reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.

          1.3 Delivery of the assets of the Fund to be transferred shall be made on the Closing Date and shall be delivered to Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, the Acquiring Fund's custodian (the "Custodian"), for the account of the Acquiring Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.

          1.4 The Fund will pay or cause to be paid to the Acquiring Fund any interest received on or after the Closing Date with respect to assets transferred to the Acquiring Fund hereunder. The Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Fund after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

          1.5 As soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Fund will liquidate and distribute pro rata to the Fund's Class A, Class B, Class C and Class T shareholders of record, determined as of the close of business on the Closing Date ("Fund Shareholders"), Acquiring Fund Class A Shares, Acquiring Fund Class B Shares, Acquiring Fund Class C Shares and Acquiring Fund Class T Shares, respectively, received by the Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the applicable Acquiring Fund Shares then credited to the account of the Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Fund Shareholders and representing the respective pro rata number of the applicable Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Fund simultaneously will be canceled on the books of the Fund.

          1.6 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's current prospectus and statement of additional information.

          1.7 Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquiring Fund Shares on the books of the Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

          1.8 Any reporting responsibility of the Fund is and shall remain the responsibility of the Fund up to and including the Closing Date and such later date on which the Fund's existence is terminated.

2.	VALUATION.

          2.1 The value of the Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m. Eastern time) on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquiring Company's Articles of Incorporation, as amended (the "Acquiring Company's Charter"), and then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund.

          2.2 The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures set forth in the Acquiring Company's Charter and then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund.

          2.3 The number of Acquiring Fund Class A Shares, Acquiring Fund Class B Shares, Acquiring Fund Class C Shares and Acquiring Fund Class T Shares to be issued (including fractional shares, if any) in exchange for the Fund's net assets shall be determined by dividing the value of the net assets of the applicable Class of the Fund determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of one Acquiring Fund Class A Share, Acquiring Fund Class B Share, Acquiring Fund Class C Share or Acquiring Fund Class T Share, as the case may be, determined in accordance with paragraph 2.2.

          2.4 All computations of value shall be made in accordance with the regular practices of Dreyfus as fund accountant for the Fund and the Acquiring Fund.

3.	CLOSING AND CLOSING DATE.

          3.1 The Closing Date shall be September 26, 2003, or such other date as the parties, through their duly authorized officers, may mutually agree. All acts taking place at the Closing shall be deemed to take place simultaneously on the Closing Date unless otherwise provided. The Closing shall be held at 5:00 p.m., Eastern time, at the offices of Dreyfus, 200 Park Avenue, 7th Floor, New York, New York, or such other time and/or place as the parties may mutually agree.

          3.2 The Custodian shall deliver at the Closing a certificate of an authorized officer stating that the Fund's portfolio securities, cash and any other assets have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date.

          3.3 If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

          3.4 The transfer agent for the Fund shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Fund Class A, Class B, Class C and Class T shareholders and the number and percentage ownership of outstanding Class A, Class B, Class C and Class T shares, respectively, owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Company, or provide evidence satisfactory to the Company that such Acquiring Fund Shares have been credited to the Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

4.	REPRESENTATIONS AND WARRANTIES.

          4.1 The Company, on behalf of the Fund, represents and warrants to the Acquiring Company, on behalf of the Acquiring Fund, as follows:

                     (a) The Fund is a duly established and designated series of the Company, a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts, and has power to carry out its obligations under this Agreement.

                     (b) The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

                     (c) The current prospectus and statement of additional information of the Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

                     (d) The Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Company's Amended and Restated Agreement and Declaration of Trust (the "Company's Declaration of Trust") or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company is a party on behalf of the Fund or by which the Fund is bound.

                     (e) The Fund has no material contracts or other commitments outstanding (other than this Agreement) which will be terminated with liability to it on or prior to the Closing Date.

                     (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

                     (g) The Statements of Assets and Liabilities of the Fund for each of its fiscal years from the commencement of operations through April 30, 2003 have been audited by Ernst & Young LLP, independent auditors, and are in accordance with generally accepted accounting principles, consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Fund as of such dates, and there are no known contingent liabilities of the Fund as of such dates not disclosed therein.

                     (h) Since April 30, 2003, there has not been any material adverse change in the Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in Sections 1.2 and 4.1(g) hereof.

                     (i) At the Closing Date, all federal and other tax returns and reports of the Fund required by law then to be filed shall have been filed, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Company's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

                     (j) For each taxable year of its operation, the Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

                     (k) All issued and outstanding shares of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Fund. All of the issued and outstanding shares of the Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.4. The Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Fund's shares, nor is there outstanding any security convertible into any of the Fund's shares.

                     (l) On the Closing Date, the Fund will have full right, power and authority to sell, assign, transfer and deliver the assets to be transferred by it hereunder.

                     (m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Company's Board and, subject to the approval of the Fund's shareholders, this Agreement will constitute the valid and legally binding obligation of the Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                     (n) The proxy statement of the Company (the "Proxy Statement") included in the Registration Statement referred to in paragraph 5.5 (other than information therein that has been furnished by the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

          4.2 The Acquiring Company, on behalf of the Acquiring Fund, represents and warrants to the Company, on behalf of the Fund, as follows:

                     (a) The Acquiring Fund is a duly established and designated series of the Acquiring Company, a corporation duly organized and validly existing under the laws of the State of Maryland, and has power to carry out its obligations under this Agreement.

                     (b) The Acquiring Company is registered under the 1940 Act as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

                     (c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

                     (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Acquiring Company's Charter or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Company is a party on behalf of the Acquiring Fund or by which the Acquiring Fund is bound.

                     (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

                     (f) The Statements of Assets and Liabilities of the Acquiring Fund for each of its five fiscal years ended August 31, 2002 have been audited by Ernst & Young LLP, independent auditors, and are in accordance with generally accepted accounting principles, consistently applied, and such statements (copies of which have been furnished to the Fund) fairly reflect the financial condition of the Acquiring Fund as of such dates.

                     (g) Since August 31, 2002, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in Section 4.2(f) hereof.

                     (h) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Company's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

                     (i) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

                     (j) All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

                     (k) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Acquiring Company's Board and shareholders, and this Agreement will constitute the valid and legally binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                     (l) The Proxy Statement included in the Registration Statement (only insofar as it relates to the Acquiring Fund and is based on information furnished by the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

                     (m) No consideration other than the Acquiring Fund Shares (and the Acquiring Fund's assumption of the Fund's stated liabilities) will be issued in exchange for the Fund's assets in the Reorganization.

                     (n) The Acquiring Fund has no plan or intention to issue additional Acquiring Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does the Acquiring Fund, or any person "related" (within the meaning of Section 1.368-1(e)(3) of the regulations under the Code) to the Acquiring Fund, have any plan or intention to redeem or otherwise reacquire--during the five-year period beginning at the Closing Date, either directly or through any transaction, agreement or arrangement with any other person--with consideration other than Acquiring Fund Shares, any Acquiring Fund Shares issued to Fund Shareholders pursuant to Reorganization, other than through redemption arising in the ordinary course of that business as required by Section 22(e) of the 1940 Act.

                     (o) The Acquiring Fund will, after the Reorganization, (i) continue the "historic business" (within the meaning of Section 1.368-1(d)(2) of the regulations under the Code) that the Fund conducted before the Reorganization and (ii) use a significant portion of the Fund's "historic business assets" (within the meaning of Section 1.368-1(d)(3) of the regulations under the Code) in that business.

                     (p) The Acquiring Fund does not directly or indirectly own, nor on the Closing Date will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of the Fund.

5.	COVENANTS OF THE ACQUIRING COMPANY AND THE COMPANY, ON BEHALF OF THE ACQUIRING FUND AND THE FUND, RESPECTIVELY.

          5.1 The Acquiring Fund and the Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and distributions.

          5.2 The Company will call a meeting of the Fund's shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

          5.3 Subject to the provisions of this Agreement, the Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

          5.4 As promptly as practicable, but in any case within sixty days after the Closing Date, the Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Fund for federal income tax purposes which will be carried over to the Acquiring Fund as a result of Section 381 of the Code and which will be certified by the Company's President or its Vice President and Treasurer.

          5.5 The Company will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include the Proxy Statement referred to in paragraph 4.1(n), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act in connection with the meeting of the Fund's shareholders to consider approval of this Agreement and the transactions contemplated herein.

          5.6 The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

          The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

          6.1 All representations and warranties of the Company, on behalf of the Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

          6.2 The Company shall have delivered to the Acquiring Fund a statement of the Fund's assets and liabilities, together with a list of the Fund's portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Company's Treasurer.

          6.3 The Company shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Company's President or Vice President and its Treasurer, in form and substance satisfactory to the Acquiring Fund, to the effect that the representations and warranties of the Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND.

          The obligations of the Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

          7.1 All representations and warranties of the Acquiring Company, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

          7.2 The Acquiring Company shall have delivered to the Fund on the Closing Date a certificate executed in its name by the Acquiring Company's President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the Fund, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Fund shall reasonably request.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND AND THE ACQUIRING FUND.

          If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

          8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Fund in accordance with the provisions of the Company's Declaration of Trust.

          8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

          8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Fund or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Fund or the Acquiring Fund, provided that either party hereto may for itself waive any of such conditions.

          8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

          8.5 The Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to Fund shareholders all of the Fund's investment company taxable income for all taxable years or periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid); the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all taxable years or periods ending on or prior to the Closing Date; and all of its net capital gain realized in all taxable years or periods ending on or prior to the Closing Date (after reduction for any capital loss carry forward).

          8.6 The parties shall have received an opinion of Stroock & Stroock & Lavan LLP substantially to the effect that based on the facts and assumptions stated herein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

                     (a) The transfer of all of the Fund's assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code; (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund; (c) no gain or loss will be recognized by the Fund upon the transfer of the Fund's assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to Fund Shareholders in exchange for their shares of the Fund; (d) no gain or loss will be recognized by Fund Shareholders upon the exchange of their Fund shares for the Acquiring Fund Shares; (e) the aggregate tax basis for the Acquiring Fund Shares received by each Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Fund shares held by such Shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares to be received by each Fund Shareholder will include the period during which the Fund shares exchanged therefor were held by such Shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (f) the tax basis of the Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Fund immediately prior to the Reorganization, and the holding period of the assets of the Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Fund.

          No opinion will be expressed as to the effect of the Reorganization on (i) the Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (ii) any shareholder of the Fund that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

9.	TERMINATION OF AGREEMENT; EXPENSES.

          9.1 This Agreement and the transaction contemplated hereby may be terminated and abandoned by resolution of the Board of the Company or of the Acquiring Company, as the case may be, at any time prior to the Closing Date (and notwithstanding any vote of the Fund's shareholders) if circumstances should develop that, in the opinion of the party's Board, make proceeding with the Reorganization inadvisable.

          9.2 If this Agreement is terminated and the transaction contemplated hereby is abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Board members, officers or shareholders of the Acquiring Fund or of the Fund, as the case may be, in respect of this Agreement, except that the parties shall bear the aggregate expenses of the transaction contemplated hereby in proportion to their respective net assets as of the date this Agreement is terminated or the exchange contemplated hereby is abandoned.

          9.3 The Fund and the Acquiring Fund shall bear the aggregate expenses of the transactions contemplated hereby in proportion to their respective net assets as of the Closing Date or, if this Agreement is terminated or the Reorganization contemplated hereby is abandoned prior to the Closing Date, as of the date of such termination or abandonment.

10.	WAIVER.

          At any time prior to the Closing Date, any of the foregoing conditions may be waived by the Board of the Company or of the Acquiring Company if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund or of the Acquiring Fund, as the case may be.

11.	MISCELLANEOUS.

          11.1 None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

          11.2 This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof. Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.

          11.3 This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by the Company and the Acquiring Company shall be governed and construed in accordance with the internal laws of the State of Massachusetts without giving effect to principles of conflict of laws.

          11.4 This Agreement may be amended only by a signed writing between the parties.

          11.5 This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

          11.6 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

          11.7 The names "Dreyfus Premier Opportunity Funds" and "Trustees of Dreyfus Premier Opportunity Funds" refer respectively to the Company and its Trustees, as trustees but not individually or personally, acting from time to time under the Company's Declaration of Trust, a copy of which is on file at the office of the Secretary of the Commonwealth of Massachusetts and at the principal office of the Company. The obligations of the Company entered into in the name or on behalf of the Fund by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Company personally, but bind only the Fund's property, and all persons dealing with the Fund's shares must look solely to the Fund's property for the enforcement of any claims against the Fund.

          IN WITNESS WHEREOF, the Fund and the Acquiring Fund have caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

DREYFUS PREMIER OPPORTUNITY FUNDS, on behalf of Dreyfus Premier NexTech Fund By: /s/ Stephen E. Canter Stephen E. Canter, President

ATTEST:	/s/ Steven F. Newman Steven F. Newman, Secretary

DREYFUS GROWTH AND VALUE FUNDS, INC., on behalf of Dreyfus Premier Technology Growth Fund By: /s/ Stephen E. Canter Stephen E. Canter, President

ATTEST:	/s/ Michael A. Rosenberg Michael A. Rosenberg, Secretary

DREYFUS PREMIER NEXTECH FUND

          The undersigned shareholder of Dreyfus Premier NexTech Fund (the "Fund"), a series of Dreyfus Premier Opportunity Funds (the "Company"), hereby appoints Jeff Prusnofsky and Steven F. Newman, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest of the Fund standing in the name of the undersigned at the close of business on July 7, 2003, at a Special Meeting of Shareholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, at 10:00 a.m., on Thursday, September 18, 2003, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Prospectus/Proxy Statement for the meeting.

           Please mark boxes in blue or black ink.

1.	To approve an Agreement and Plan of Reorganization between the Company, on behalf of the Fund, and Dreyfus Growth and Value Funds, Inc., on behalf of Dreyfus Premier Technology Growth Fund (the "Acquiring Fund"), providing for the transfer of all of the assets of the Fund, subject to its liabilities, attributable to its Class A, Class B, Class C, and Class T shares to the Acquiring Fund in exchange for the Acquiring Fund's corresponding Class A, Class B, Class C and Class T shares having an aggregate net asset value equal to the value of the Fund's assets and the assumption by the Acquiring Fund of the Fund's stated liabilities, and the pro rata distribution of those shares to the Fund's shareholders and subsequent termination of the Fund.

FOR |_|	AGAINST |_|	ABSTAIN |_|

2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

THIS PROXY IS SOLICITED BY THE COMPANY'S BOARD OF TRUSTEES AND WILL BE VOTED FOR THE ABOVE PROPOSAL UNLESS OTHERWISE INDICATED.

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Prospectus/Proxy Statement is acknowledged.

Dated: ______________________ _____________________________ Signature(s) _____________________________ Signature(s)

Sign, Date and Return the Proxy Card

Promptly Using the Enclosed Envelope

STATEMENT OF ADDITIONAL INFORMATION

June 2, 2003

Acquisition of the Assets of

DREYFUS PREMIER NEXTECH FUND
(A series of Dreyfus Premier Opportunity Funds)

144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144

1-800-554-4611

By and in Exchange for Shares of

DREYFUS PREMIER TECHNOLOGY
GROWTH FUND
(A series of Dreyfus Growth and Value Funds, Inc.)

144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144

1-800-554-4611

          This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated June 2, 2003 relating specifically to the proposed transfer of all of the assets and liabilities of Dreyfus Premier NexTech Fund (the "Fund"), a series of Dreyfus Premier Opportunity Funds (the "Company"), attributable to the Fund's Class A, Class B, Class C and Class T shares in exchange for Class A, Class B, Class C and Class T shares, respectively, of Dreyfus Premier Technology Growth Fund (the "Acquiring Fund"), a series of Dreyfus Growth and Value Funds, Inc. (the "Acquiring Company"). The transfer is to occur pursuant to an Agreement and Plan of Reorganization. This Statement of Additional Information consists of this cover page and the following documents attached hereto:

1.	The Acquiring Fund's Statement of Additional Information dated March 31, 2003.

2.	The Acquiring Fund's Annual Report for the fiscal year ended August 31, 2002.

3.	The Acquiring Fund's Semi-Annual Report for the six-month period ended February 28, 2003.

4.	The Fund's Annual Report for the fiscal year ended April 30, 2003.

          The Acquiring Fund's Statement of Additional Information, and the financial statements included in the Acquiring Fund's Annual Report and Semi-Annual Report and the Fund's Annual Report, are incorporated herein by reference. The Prospectus/Proxy Statement dated June 2, 2003 may be obtained by writing to the Fund or the Acquiring Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

DOCUMENTS INCORPORATED BY REFERENCE

          The Acquiring Fund's Statement of Additional Information dated March 31, 2003 is incorporated herein by reference to the Acquiring Company's Post-Effective Amendment No. 54 to its Registration Statement on Form N-1A, filed March 28, 2003 (File No. 33-51061). The financial statements of the Acquiring Fund are incorporated herein by reference to its Annual Report dated August 31, 2002, filed October 31, 2002, and its Semi-Annual Report dated February 28, 2003, filed on or about May 2, 2003.

          The Fund's Statement of Additional Information dated February 1, 2003 is incorporated herein by reference to the Company's Post-Effective Amendment No. 14 to its Registration Statement on Form N-1A, filed January 28, 2003 (File No. 333-34474). The financial statements of the Fund are incorporated herein by reference to its Annual Report for its fiscal year ended April 30th.